UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 18, 2007

C&F FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Virginia	000-23423	54-1680165
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

802 Main Street, West Point, Virginia	23181
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 843-2360

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filling obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240-13e-4c)

Item 8.01	Other Events

On July 18, 2007, C&F Financial Corporation issued a news release announcing the board of directors’ authorization to repurchase up to 150,000 shares of the company’s common stock over the next twelve months. This authorization replaces the authorization for the repurchase of up to 150,000 shares approved by the board on November 3, 2006, under which 149,855 shares were repurchased. A copy of the company’s news release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	C&F Financial Corporation news release dated July 18, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&F FINANCIAL CORPORATION REGISTRANT

Date: July 20, 2007	By:	/s/ Thomas F. Cherry
Thomas F. Cherry
Chief Financial Officer

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